                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKS LONG-TERM CAPITAL APPRECIATION

Kemper
Contrarian Fund

            "... We believe the fund's portfolio is built of strong,
            solid companies that should rise in market price if the
                narrow market broadens beyond the technology and
                             Internet leaders. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
INDUSTRY SECTORS
11
LARGEST HOLDINGS
12
PORTFOLIO OF
INVESTMENTS
15
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
20
NOTES TO
FINANCIAL STATEMENTS
24
REPORT OF
INDEPENDENT AUDITORS
25
TAX INFORMATION


AT A GLANCE

 KEMPER CONTRARIAN FUND TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1999
 (UNADJUSTED FOR ANY SALES CHARGE).
[BAR GRAPH]


KEMPER CONTRARIAN FUND   KEMPER CONTRARIAN    KEMPER CONTRARIAN       LIPPER LARGE CAP-VALUE FUNDS
CLASS A                     FUND CLASS B         FUND CLASS C               CATEGORY AVERAGE*
----------------------   -----------------    -----------------       ----------------------------
-5.06                          -5.90                 -6.01                         12.16

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/99   11/30/98
 .........................................................
    KEMPER CONTRARIAN FUND CLASS
    A                               $19.75     $22.90
 .........................................................
    KEMPER CONTRARIAN FUND CLASS
    B                               $19.68      22.82
 .........................................................
    KEMPER CONTRARIAN FUND CLASS
    C                               $19.68      22.82
 .........................................................

 KEMPER CONTRARIAN FUND
 RANKINGS AS OF 11/30/99

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP VALUE FUND CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #261 of 268 funds     #262 of 268 funds     #263 of 268 funds
 ....................................................................................
    3-YEAR        161 of 184 funds     #173 of 184 funds     #176 of 184 funds
 ....................................................................................
    5-YEAR        #98 of 108 funds            N/A                   N/A
 ....................................................................................
    10-YEAR       #38 of 46 funds             N/A                   N/A
 ....................................................................................

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER CONTRARIAN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    INCOME DIVIDEND              $0.3125               $0.1151               $0.0901
 ...............................................................................................
    SHORT-TERM CAPITAL
    GAIN                          $0.81                 $0.81                 $0.81
 ...............................................................................................
    LONG-TERM CAPITAL
    GAIN                          $0.97                 $0.97                 $0.97
 ...............................................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY
                           TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE
                           FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS
                           ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER CONTRARIAN FUND
                           IN THE LARGE VALUE CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

FEDERAL FUNDS RATE The interest rate that banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.

GROWTH STOCK Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and a dominant market position. Because these stocks are in demand, you'll find that they're generally more expensive. How long and how strong this demand is expected to be determines the growth potential of the stock.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR STOCKS Sector stocks are usually found in related industries, such as financial services. Financial, economic, business and other developments may similarly affect stocks within a market sector.

VALUE STOCK Value stocks are considered to be "bargain stocks" because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments impacting the company.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE




[SASSI PHOTO]

TOM SASSI IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. SASSI RECEIVED A BACHELOR OF BUSINESS ADMINISTRATION DEGREE IN MANAGEMENT AND ECONOMICS AND A MASTER OF BUSINESS ADMINISTRATION DEGREE IN FINANCE FROM HOFSTRA UNIVERSITY. HE HAS MORE THAN 25 YEARS OF EXPERIENCE IN INVESTMENT ANALYSIS AND MANAGEMENT.

[GASKIN PHOTO]

FREDERICK L. GASKIN IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. GASKIN RECEIVED A BACHELOR'S DEGREE IN FINANCE FROM APPALACHIAN STATE UNIVERSITY AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE BABCOCK SCHOOL OF MANAGEMENT AT WAKE FOREST UNIVERSITY. HE HAS NEARLY 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN A PERIOD OF OFF-THE-CHART VALUATIONS FOR A HANDFUL OF GROWTH-ORIENTED TECHNOLOGY AND INTERNET STOCKS, KEMPER CONTRARIAN FUND'S PORTFOLIO MANAGERS MAINTAINED THEIR STRICT VALUATION DISCIPLINE. BELOW THE TEAM EXPLAINS THE IMPORTANCE OF ADHERING TO THEIR STOCK SELECTION PHILOSOPHY AND EXPLAINS
WHY THE PORTFOLIO THEY'VE ASSEMBLED STRUGGLED IN THE SHORT TERM BUT SHOULD BE POISED FOR GROWTH OVER THE LONGER TERM.

Q     HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT OVER THE LAST 12 MONTHS?

A     Essentially we've seen a tug-of-war in the market. During the first part of the period, growth-and index-style investments dominated. Value took the lead in the second calendar quarter but lost its foothold to technology and Internet-related stocks during the last part of the period.

  Let's discuss the changing character of the market during the year.

  1. NARROW MARKET. In December and January, the market was quite narrow -- dominated by the largest growth stocks and by Internet fever. Index-style investments also performed well. Remember, though, index investments mimic the broad market. Their gains were also led by large growth and Internet stocks. Virtually all other types of stocks were left behind. This was a continuation of the narrow market that had existed since late 1997.

  2. A BREAK FOR VALUE. In February, a break occurred in the narrow market, and value stocks began to gain momentum. Value assumed a leadership role in the market throughout the second calendar quarter of 1999 but could not eliminate the foothold that large growth stocks had on the market.

  3. SHIFT BACK TO LEADERSHIP BY LARGE TECHNOLOGY STOCKS AND INTERNET
COMPANIES. After the sharp second-quarter rebound, value stocks gave back their relative gains. Concerns about sustainable earnings hurt the rallying cyclical sector, while higher interest rates dragged down financial services stocks. The market once again turned its favor to a small group of stocks -- primarily large technology companies and Internet stocks. Index-style investments, buoyed by those same market leaders, also regained momentum.

Q     WHAT SPARKED AND THEN EXTINGUISHED THE SHIFT INTO VALUE STOCKS?

A     In early February, the disparity between the relative performance of growth stocks and value stocks was the widest it had been in about 20 years. In other words, it has been that long since growth stocks had outperformed value stocks by such a large margin. And it seemed at that exact point, a shift to value began to occur.

  Historically, at the end of each calendar year, levels of new investment inflows typically increase. When this occurred in late 1998, the increased investment flowed into large growth stocks or into index-style investments, driving their already high valuations even higher. After the first of the year, however, the heightened cash flow diminished, causing the valuations of these same top-tier investments to falter a bit. With this pause in demand, investors became concerned about the extreme valuations of the top-tier stocks and began turning to more reasonably valued stocks.

PERFORMANCE UPDATE

  However, the market soon became concerned that these companies would not be able to sustain their strong earnings, and demand for value began to falter. Additionally, the Fed began raising interest rates this summer. This led to a deep decline in financial stocks, which were already considered to be undervalued. Financial stocks are considered to be interest-rate sensitive. Their performance tends to decline as interest rates move higher.

Q     DID ALL VALUE STOCKS BENEFIT FROM THE BRIEF RALLY?

A     The primary beneficiaries were the economically sensitive cyclical-
commodity stocks (generally major manufacturers) that had performed so poorly since the Southeast Asia crisis in 1997. During the Asia crisis, investors shunned these stocks, believing their strong ties to the economy and their large reliance on exports would severely hurt them. The sustained flight from these companies left some of the country's best-known blue-chip companies trading at multiyear lows in late 1998.

      As it became apparent that the global economy was improving and the manufacturing sector had stabilized, investors began investing in commodity-cyclical stocks again. As a result, this area made tremendous gains during the second calendar quarter.

      As the market price of some of our cyclical holdings spiked quite quickly, we began to take profits. We sold those that had reached our target valuations and that we believed had reached fair market value. We also trimmed holdings as their level of appreciation created a position we thought was too large for the portfolio. While we do like to back each of our portfolio selections with conviction, we also try to keep the fund's risk profile at a reasonable level. We're therefore careful to avoid concentrating heavily in any one company or in any one sector.

      The types of companies that we eliminated from the portfolio were essentially the "most cyclical" or "commodity-oriented" of the group, with names that included DuPont and Georgia Pacific. We felt that after their run-up in price, these stocks were more susceptible to declines than some of our other cyclical holdings. Our assessment was correct, and after we eliminated our positions, we began to see declines in these stocks.

Q     WHAT DO THE FUND'S CYCLICAL HOLDINGS LOOK LIKE NOW?

A     Although we eliminated and reduced holdings in this area, we still maintain a sizable position in cyclical stocks because we believe strongly in the sector. We maintained positions in companies that have the potential for sustained growth over the long term -- those with strong, consistent historical earnings records. We held on to Air Products, Praxair, Minnesota Mining and Manufacturing (3M) and Sonoco Products. These companies have been consistent growers over the long term even though they are in cyclical industries. We believe that these types of stocks, as a group are also less susceptible to big swings due to short-term market events.

Q     HOW DID KEMPER CONTRARIAN FUND PERFORM?

A     The fund performed well during the first six months of the period as it benefited from the value rally last spring. As the market shifted its favor back to large technology and Internet companies, the fund lagged. That's because we weren't invested in these market leaders. Their valuations were too high, and with many of the Internet companies, their track records were too short to fit our stock selection criteria. The fund's Class A shares (unadjusted for a sales charge) declined 5.06 percent for the 12-month period ended November 30, 1999. For the same time period, the fund's benchmark, the Standard & Poor's 500 stock index gained 20.89 percent. In broad terms, the disparity between the fund and the index is due to the market's strong preference for mega-cap growth stocks -- notably technology companies -- during much of the period. While the S&P 500 includes growth and value stocks, Kemper Contrarian Fund focuses on value stocks, which underperformed during most of the period, as we discussed in the first question of this interview.

       Despite the fund's one-year return, we're enthusiastic about the potential for its portfolio of holdings. The drive-up in such a small group of stocks (and the decline of so many more stocks) provided tremendous opportunities for us to add fundamentally solid companies to the portfolio at extremely deep discounts. We firmly believe that value will return to favor and that when it does, the portfolio is positioned well.

Q      WOULD YOU EXPLAIN THE FUND'S INVESTMENT DISCIPLINE?

A      We buy companies that have above-average, long-term growth of earnings and dividends. Because the fund is contrarian in its execution, we buy these quality companies when they are temporarily depressed relative to a measure of their true worth. By investing in a company when it's temporarily

PERFORMANCE UPDATE

depressed, there's generally less risk, since the price of the stock is down relative to its historical levels. If earnings revert back to the company's historical profile, there is a potential for a high rate of return on those stocks.

  We don't, however, invest for short-term gains. Typically we'll hold a stock anywhere from six months to two years. The key to our contrarian strategy is that we want more upside potential than downside. When we buy a stock, we don't expect it to decline very much, but over time we do expect it to appreciate in value. At the time of purchase, we establish target valuations that trigger us to sell the stock. Of course, we constantly evaluate and reevaluate our holdings relative to their industry and the broader market. We may also adjust our sell triggers if the fundamentals of the company change for the better or worse.

Q    IN THE FUND'S SEMIANNUAL REPORT, YOU MENTIONED YOU WERE ENTHUSIASTIC ABOUT
SOME NAME-BRAND FOOD COMPANIES. HOW DID THEY FARE FOR THE REMAINDER OF THE YEAR?

A    We added Heinz, Campbell's and Sara Lee during the first part of the year when they were trading within 10 percent of their 52-week lows. We believed these were very strong companies that suffered some lackluster earnings and had been unfairly punished by the market.

     As mentioned in the last report, we weren't expecting an immediate uptick in their performance, but we believed they would be strong contributors to the fund over the next one to three years. We liked their defensive qualities and expected them to do particularly well in the case of a market downturn. That's because consumers continue to buy food even when the economy is struggling.

     Their performance during the second half of the year was quite promising. They all performed in line with or ahead of the market. Although none posted substantial gains, we were pleased with their performance in an environment where the vast majority of stocks underperformed the market. In essence, they're performing just as we anticipated they would.

Q    YOU MENTIONED THAT FINANCIAL SERVICES STOCKS STRUGGLED WITH THE FED'S
TIGHTENING OF INTEREST RATES. WOULD YOU EXPAND ON THIS?

A    Financial services stocks are generally considered to be interest-rate sensitive. As interest rates rise, their performance typically slows. That's because during times of higher interest rates, people tend to decrease their level of borrowing. This can lead to a decline in earnings of lenders, particularly banks. Typically, financial stocks decline as soon as market interest rates (the coupon or interest rates on long-term bonds) begin to rise. They also struggle if the Federal Reserve Board (the Fed) increases rates.

     This year presented a different scenario. Market rates began to rise in late 1998 and continued to rise through February 1999. During that time, there was no noticeable change in the market price performance of financial stocks. And, more important, the earnings and fundamentals of most financial services companies remained intact.

      Financials, however, began to lag in March as the Fed endorsed those market rates by virtue of increasing the federal funds rate (see Terms To Know). As soon as the Fed raised rates, investors adopted a doom-and-gloom outlook toward financial stocks - even though these stocks had been performing well for months as market interest rates were rising.

      Since March 1999, financial services stocks have struggled on an absolute basis. They have inhibited the fund's performance. On a relative basis, however, their decline is in line with the broader market, which has also been struggling.

Q     HAVE YOU MADE ANY CHANGES TO KEMPER CONTRARIAN FUND'S FINANCIAL SERVICES
POSITION?

A     The fund has always had a meaningful position in financial stocks, and we continue to find a great deal of value in this sector. Although our weighting in the sector has not changed much, we have made some structural changes. The primary change we made was to increase our position in Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie Mac), which are involved in providing products and services associated with the home loan mortgage industry. Both of these stocks had a huge run-up in price in 1998. This year, the stocks began to underperform somewhat, probably in response to the huge gains they made last year. There were also some concerns that new governmental regulation may be introduced. In any event, the fundamentals of these companies are good, and we don't believe any of these are long-term issues. We, therefore, have increased our commitment to these companies.

        We've also added to our position in property and casualty insurers. We purchased insurers Allstate and Chubb. Both have strong fundamentals but were trading at deep discounts when we added them. Pricing in the insurance industry had been weak, but we felt it would

PERFORMANCE UPDATE

begin to improve soon. Unfortunately, we were early in our assessment, and property and casualty insurers fell further. This decline hurt the fund, but we did begin to see improvement in pricing late in the year. The recent passage of the new financial services reform act (the Gramm-Leach-Bliley Act of 1999) was also very positive. It offers tremendous opportunities for increased merger and acquisition activity in the financial services sector that could enhance the sector's performance.

  Although banks have struggled the most in this higher-interest-rate environment, we continue to invest there. Many quality companies are trading at deep discounts that we don't believe are justified for the long term.

Q     WERE THERE ANY SPECIFIC HOLDINGS THAT DISAPPOINTED YOU DURING THE PERIOD?

A
      First Union, a regional banking company, disappointed us. After several years of strong performance, the stock declined during the period as it suffered through two quarters of poor earnings. The disappointing earnings, we believe, are a lingering result of last year's acquisitions of CoreStates and The Money Store by First Union. We've followed this stock for about 15 years and believe that First Union is and has been a very well run bank. Its current low P/E and still-attractive dividend yield makes it very positive for the fund on a long-term basis. We've since added to our position at a deep discount. Additionally, Bank One suffered from some growing pains associated with its merger with First Chicago/ NBD. Again, we believe this is a temporary situation, and we added to our Bank One position after the stock's price declined.

Q     WHAT AREAS HELPED THE FUND?

A     As we discussed earlier, our cyclical holdings helped the fund greatly during the second calendar quarter. The fund's oil and oil service stocks also made strong gains during the year. At the end of last year, crude oil prices and the market price of oil stocks were quite depressed. Since that time, the price of oil has nearly doubled. This of course supported strong gains in the fund's energy sector. Two of the best performers were Exxon and BPAmoco. Both benefited as oil prices rose, and news of a potential merger with Atlantic Richfield and its perceived economies of scale also buoyed BPAmoco.

Q     GIVEN THE ROTATIONAL MARKET YOU DISCUSSED, WHAT WAS TURNOVER IN THE FUND
LIKE?

A     The extreme rotation in the market did cause a higher-than-average turnover rate in the first three months of 1999. We adhere strictly to our sell criteria, and we didn't alter it this period. Typically our criteria don't trigger a sell for a year or two after we've purchased a stock, but for some stocks this period, it took just a couple of months. We do expect our turnover activity to return to more normal levels, if the market does not experience the same rotation it did at the end of 1999.

Q     WHAT'S YOUR OUTLOOK FOR THE MARKET?

A     The tug-of-war between value and growth is likely to continue as new economic and earnings statistics are reported. We firmly believe that there will be a reversion to the mean and that strong performance in the market will move beyond the current small group of technology and Internet leaders. We believe that last spring, we began to see an inflection point signaling a shift from growth back to value-style stocks. The process, however, will be a very long one, which will require a change in investor psychology. As mentioned before, we believe Kemper Contrarian Fund's portfolio is built of strong, solid companies that should benefit if the narrow market broadens beyond the technology and Internet leaders.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                        1-YEAR   3-YEAR   5-YEAR   10-YEAR        LIFE OF CLASS
--------------------------------------------------------------------------------------------------------
    KEMPER CONTRARIAN FUND CLASS A      -10.53%   10.08%   17.28%   12.35%   12.78% (since 3/18/88)
 ........................................................................................................
    KEMPER CONTRARIAN FUND CLASS B       -8.49    10.67      n/a      n/a     14.49 (since 9/11/95)
 ........................................................................................................
    KEMPER CONTRARIAN FUND CLASS C       -6.01    11.10      n/a      n/a     14.69 (since 9/11/95)
 ........................................................................................................

KEMPER CONTRARIAN FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 3/31/88 to 11/30/99
[LINE GRAPH]

                                                 KEMPER CONTRARIAN FUND        S & P 500 COMPOSITE       CONSUMER PRICE INDEX -
                                                        CLASS A1                     INDEX+                       US++
                                                 ----------------------        -------------------       ----------------------
3/31/88                                                    9426                       10000                       10000
                                                          10062                       10727                       10343
                                                          11903                       13651                       10824
                                                          11180                       12755                       11485
12/31/91                                                  14145                       16111                       11837
                                                          15747                       16830                       12180
                                                          17176                       18017                       12515
                                                          17171                       17740                       12850
12/31/95                                                  24824                       23791                       13176
                                                          28405                       28612                       13614
                                                          36567                       37484                       13845
                                                          43578                       47481                       14069
11/30/99                                                  40793                       53655                       14464

KEMPER CONTRARIAN FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 9/30/95 to 11/30/99
[LINE GRAPH]

                                                 KEMPER CONTRARIAN FUND        S & P 500 COMPOSITE       CONSUMER PRICE INDEX -
                                                        CLASS B1                     INDEX+                       US++
                                                 ----------------------        -------------------       ----------------------
9/30/95                                                   10000                       10000                       10000
                                                          11069                       10539                       10020
12/31/96                                                  12576                       12675                       10352
12/31/97                                                  16021                       16605                       10529
                                                          18918                       21034                       10698
11/30/99                                                  17366                       23769                       10999

KEMPER CONTRARIAN FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 9/30/95 to 11/30/99
[LINE GRAPH]

                                                 KEMPER CONTRARIAN FUND        S & P 500 COMPOSITE       CONSUMER PRICE INDEX -
                                                        CLASS C1                     INDEX+                       US++
                                                 ----------------------        -------------------       ----------------------
9/30/95                                                   10000                       10000                       10000
                                                          11070                       10539                       10020
12/31/96                                                  12566                       12675                       10352
12/31/97                                                  15996                       16605                       10529
                                                          18862                       21034                       10698
11/30/99                                                  17495                       23769                       10999

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURES NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS, ASSUMING
  REINVESTMENT OF ALL DIVIDENDS AND, FOR
  CLASS A SHARES, ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE OF 5.75% AND FOR
  CLASS B SHARES, ADJUSTMENT FOR THE
  APPLICABLE CONTINGENT DEFERRED SALES
  CHARGE (CDSC) OF 3%. CLASS C SHARES
  HAVE NO ADJUSTMENT FOR SALES CHARGE.
  THE MAXIMUM CDSC FOR CLASS B SHARES IS
  4%. FOR CLASS C SHARES, THERE IS A 1%
  CDSC ON CERTAIN REDEMPTIONS WITHIN THE
  FIRST YEAR OF PURCHASE. SHARE CLASSES
  INVEST IN THE SAME UNDERLYING
  PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN
  REFLECTS ANNUALIZED CHARGES WHICH
  TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER
    CONTRARIAN FUND TO THE STANDARD &
    POOR'S 500 STOCK INDEX+ AND THE
    CONSUMER PRICE INDEX++, YOU SHOULD
    NOTE THAT THE FUND'S PERFORMANCE
    REFLECTS THE DEDUCTION OF MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

  (+) THE STANDARD & POOR'S 500 STOCK INDEX
      IS AN UNMANAGED INDEX GENERALLY
      REPRESENTATIVE OF THE U.S. STOCK
      MARKET. SOURCE IS WIESENBERGER.
      INVESTORS CANNOT ACTUALLY MAKE
      INVESTMENTS IN THIS INDEX.

 (++) THE CONSUMER PRICE INDEX IS A
      STATISTICAL MEASURE OF CHANGE, OVER
      TIME, IN THE PRICES OF GOODS AND
      SERVICES IN MAJOR EXPENDITURE GROUPS
      FOR ALL URBAN CONSUMERS. SOURCE IS
      WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 1999, AND ON NOVEMBER 30, 1998.

                                  [BAR GRAPH]

                                                                 KEMPER CONTRARIAN FUND ON          KEMPER CONTRARIAN FUND ON
                                                                          11/30/99                           11/30/98
                                                                 -------------------------          -------------------------
FINANCE                                                                     30.0                               32.8

CONSUMER NONDURABLES                                                        29.5                               15.3

CAPITAL GOODS                                                               21.2                               11.2

ENERGY                                                                       6.0                               11.3

HEALTH CARE                                                                  5.2                                4.8

TECHNOLOGY                                                                   3.8                                6.2

TRANSPORTATION                                                               2.6                                1.3

BASIC MATERIALS                                                              1.7                               15.4

UTILITIES                                                                    1.1                                1.1

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER CONTRARIAN FUND REPRESENTED ON NOVEMBER 30, 1999, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.

                                  [BAR GRAPH]

                                                                 KEMPER CONTRARIAN FUND ON
                                                                          11/30/99                 S & P 500 INDEX ON 11/30/98
                                                                 -------------------------         ---------------------------
FINANCE                                                                       30                               15.5

CONSUMER NONDURABLES                                                        29.5                               20.9

CAPITAL GOODS                                                               21.2                                8.4

ENERGY                                                                         6                                5.9

HEALTH CARE                                                                  5.2                               10.7

TECHNOLOGY                                                                   3.8                               23.5

TRANSPORTATION                                                               2.6                                0.8

BASIC MATERIALS                                                              1.7                                  3

UTILITIES                                                                      0                                2.8

COMMUNICATION SERVICES                                                         0                                8.5

* The Standard & Poor's 500 stock index is an unmanaged index generally representative of the U.S. stock market.

LARGEST HOLDINGS

KEMPER CONTRARIAN FUND'S 10 LARGEST HOLDINGS*
Representing 31.77 percent of the fund's portfolio on November 30, 1999

-------------------------------------------------------------------------------------
            HOLDING                       DESCRIPTION                         PERCENT
-------------------------------------------------------------------------------------

1.          FEDERAL HOME LOAN MORTGAGE    Often referred to as "Freddie        4.70%
            CORP. (FHLMC)                 Mac," this corporation provides
                                          for the transfer of capital
                                          between mortgage lenders and
                                          mortgage security investors,
                                          enabling mortgage lenders to
                                          provide a continuous flow of
                                          funds to borrow.
-------------------------------------------------------------------------------------
2.          FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie         4.31%
            ASSOCIATION (FNMA)            Mae," this is a private
                                          corporation federally chartered
                                          to provide financial products and
                                          services that increase the
                                          availability and affordability of
                                          housing to low-, moderate- and
                                          middle-income Americans.
-------------------------------------------------------------------------------------
3.          SONOCO PRODUCTS               Engaged in the manufacture of        3.21%
                                          paper and converted paper
                                          products for sale principally to
                                          other manufacturers.
-------------------------------------------------------------------------------------

4.          PHILIP MORRIS                 The largest cigarette maker in       3.05%
                                          the United States. Through its
                                          Miller Brewing subsidiary, it is
                                          also the country's second-
                                          largest brewer. This company is
                                          also a major branded food
                                          producer through its Kraft Foods
                                          subsidiaries.
-------------------------------------------------------------------------------------

5.          EMERSON ELECTRIC              Emerson Electric Company is          3.01%
                                          engaged principally in the
                                          worldwide design, manufacture and
                                          sale of a broad range of
                                          electrical, electromechanical and
                                          electronic products and systems.
-------------------------------------------------------------------------------------

6.          KEYCORP                       KeyCorp is a bank holding company    3.00%
                                          that provides banking, equipment
                                          leasing, fiduciary and other
                                          financial services to its
                                          corporate, individual and
                                          institutional customers.
-------------------------------------------------------------------------------------

7.          EXXON                         Engaged in the exploration,          2.92%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
-------------------------------------------------------------------------------------

8.          EQUIFAX                       Equifax, Inc. is engaged in          2.54%
                                          operations including consumer and
                                          commercial credit information
                                          services, payment services,
                                          software, modeling, analytics,
                                          consulting and direct-to-consumer
                                          services.
-------------------------------------------------------------------------------------

9.          AIR PRODUCTS AND CHEMICALS    Air Products and Chemicals is a      2.54%
                                          supplier of industrial gases and
                                          related industrial process
                                          equipment and is a producer of
                                          certain chemicals. APD is also
                                          involved in the power generation
                                          and flue gas treatment business.
-------------------------------------------------------------------------------------
10.         SEARS, ROEBUCK & CO.          A leading retailer of apparel,       2.49%
                                          home and automotive products and
                                          related services for families
                                          throughout North America.
-------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS


KEMPER CONTRARIAN FUND
Portfolio of Investments at November 30, 1999
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS--7.0%                                                        PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Federal Home Loan Bank, 5.57%*, 12/1/1999
                                             (cost: $21,168)                                $21,168        $ 21,168
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--93.0%                                                                NUMBER OF SHARES
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--1.6%
    FOREST PRODUCTS
                                             Georgia Pacific Timber Group                   194,000           4,813
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--8.1%
    DEPARTMENT CHAIN STORES--6.4%
                                             J.C. Penney Co., Inc.                          212,600           4,744
                                             May Department Stores                          209,750           7,053
                                             Sears, Roebuck & Co.                           220,000           7,521
                                             ---------------------------------------------------------------------------
                                                                                                             19,318

    HOME FURNISHINGS--1.7%
                                             Newell Rubbermaid, Inc.                        155,000           5,086
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--16.6%
    ALCOHOL & TOBACCO--3.0%
                                             Philip Morris Companies, Inc.                  350,100           9,212
                                             ---------------------------------------------------------------------------

    FOOD & BEVERAGE--9.6%
                                             Albertson's, Inc.                               75,000           2,395
                                             Campbell Soup Co.                              115,400           5,150
                                             H.J. Heinz Co.                                 135,000           5,653
                                             Hershey Foods Corp.                             85,000           4,176
                                             Sara Lee Corp.                                 225,000           5,456
                                             Unilever NV(New York Shares)                   110,178           5,998
                                             ---------------------------------------------------------------------------
                                                                                                             28,828

    PACKAGE GOOD/ COSMETICS--1.8%
                                             International Flavors & Fragrances, Inc.       146,200           5,382
                                             ---------------------------------------------------------------------------

    TEXTILES--2.2%
                                             VF Corp.                                       225,800           6,746
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--3.0%
    AEROSPACE--1.0%
                                             United Technologies Corp.                       55,000           3,108
                                             ---------------------------------------------------------------------------

    AUTOMOBILES--2.0%
                                             Ford Motor Co.                                 115,000           5,807
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--5.6%
    OIL COMPANIES
                                             BP Amoco Plc (ADR)                              81,914           4,992
                                             Exxon Corp.                                    111,000           8,804
                                             Texaco, Inc.                                    50,700           3,089
                                             ---------------------------------------------------------------------------
                                                                                                             16,885
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--27.9%
    BANKS--12.5%
                                             Bank One Corp.                                 145,900           5,143
                                             Bank of America Corp.                          125,000           7,313
                                             First Union Corp.                              183,900           7,115
                                             KeyCorp                                        335,000           9,045
                                             Washington Mutual, Inc.                        177,320           5,142
                                             Wells Fargo Co.                                 85,000           3,952
                                             ---------------------------------------------------------------------------
                                                                                                             37,710

    INSURANCE--5.9%
                                             Allstate Corp.                                 260,600           6,824
                                             American General Corp.                          71,400           5,235
                                             Chubb Corp.                                    109,300           5,854
                                             ---------------------------------------------------------------------------
                                                                                                             17,913

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                                                                        NUMBER OF SHARES
                                                                                        ----------------

    OTHER FINANCIAL COMPANIES--9.0%
                                             Federal Home Loan Mortgage Corp.               287,000        $ 14,171
                                             Federal National Mortgage Association          195,000          12,992
                                             ---------------------------------------------------------------------------
                                                                                                             27,163

    REAL ESTATE--.5%
                                             Post Properties Inc. (REIT)                     35,000           1,334
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    HEALTH--4.8%
    MEDICAL SUPPLY & SPECIALTY--1.0%
                                             Becton, Dickinson & Co.                        110,000           2,998
                                             ---------------------------------------------------------------------------

    PHARMACEUTICALS--3.8%
                                             Abbott Laboratories                            187,800           7,136
                                             American Home Products Corp.                    85,000           4,420
                                             ---------------------------------------------------------------------------
                                                                                                             11,556
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--16.9%
    CHEMICALS--1.3%
                                             Praxair, Inc.                                   83,500           3,726
                                             ---------------------------------------------------------------------------

    CONTAINERS & PAPER--3.2%
                                             Sonoco Products Co.                            421,900           9,704
                                             ---------------------------------------------------------------------------

    DIVERSIFIED MANUFACTURING--2.2%
                                             Minnesota Mining & Manufacturing Co.            68,500           6,546
                                             ---------------------------------------------------------------------------

    ELECTRICAL PRODUCTS--4.2%
                                             Emerson Electric Co.                           159,100           9,069
                                             Thomas & Betts Corp.                            84,600           3,468
                                             ---------------------------------------------------------------------------
                                                                                                             12,537

    MACHINERY/COMPONENTS--2.2%
                                             Ingersoll-Rand Co.                              30,000           1,453
                                             Pitney Bowes, Inc.                             110,000           5,273
                                             ---------------------------------------------------------------------------
                                                                                                              6,726

    OFFICE EQUIPMENT/ SUPPLIES--1.3%
                                             Xerox Corp.                                    145,000           3,924
                                             ---------------------------------------------------------------------------

    SPECIALTY CHEMICALS--2.5%
                                             Air Products & Chemicals, Inc.                 236,600           7,660
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.5%
    PRINTING/PUBLISHING
                                             Equifax, Inc.                                  310,000           7,673
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--3.5%
    DIVERSE ELECTRONIC PRODUCTS--2.5%
                                             Diebold, Inc.                                  327,000           7,501
                                             ---------------------------------------------------------------------------

    MILITARY ELECTRONICS--1.0%
                                             Raytheon Co. "B"                               100,000           3,068
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.5%
    RAILROADS
                                             Burlington Northern Santa Fe Corp.             100,000           2,900
                                             CSX Corp.                                      130,700           4,648
                                             ---------------------------------------------------------------------------
                                                                                                              7,548
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--93.0%
                                             (Cost: $304,589)                                               280,472
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost: $325,757)(a)                                           $301,640
                                             ---------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) The cost for federal income tax purposes was $325,763. At November 30, 1999, net unrealized depreciation on investments was $24,123. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $15,423 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax over market value of $39,546.

 *  Annualized yield at time of purchase, not a coupon rate.

   The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

as of November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments in securities, at value (Cost $325,757)             $301,640
------------------------------------------------------------------------
Cash                                                                   4
------------------------------------------------------------------------
Dividends receivable                                                 905
------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,057
------------------------------------------------------------------------
Foreign taxes recoverable                                              5
------------------------------------------------------------------------
Other assets                                                           1
------------------------------------------------------------------------
  TOTAL ASSETS                                                   303,612
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------
Payable for investments purchased                                    231
------------------------------------------------------------------------
Payable for Fund shares redeemed                                   2,310
------------------------------------------------------------------------
Accrued management fee                                               199
------------------------------------------------------------------------
Other accrued expenses and payables                                  516
------------------------------------------------------------------------
  TOTAL LIABILITIES                                                3,256

------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $300,356
------------------------------------------------------------------------

------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $  1,104
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investment securities                                          (24,117)
------------------------------------------------------------------------
Accumulated net realized gain (loss)                              26,483
------------------------------------------------------------------------
Paid-in capital                                                  296,886
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $300,356
------------------------------------------------------------------------

------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($173,310 /
  8,776 shares of capital stock outstanding, $.01 par value,
  320,000,000 shares authorized)                                  $19.75
------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $19.75)          $20.95
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($109,184 /
  5,548 shares of capital stock outstanding, $.01 par value,
  320,000,000 shares authorized)                                  $19.68
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,862 / 908 shares of capital stock outstanding, $.01 par value,
  80,000,000 shares authorized)                                   $19.68
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS


STATEMENT OF OPERATIONS

Year ended November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $83)                $  7,097
------------------------------------------------------------------------
Interest                                                           1,859
------------------------------------------------------------------------
Total income                                                       8,956
------------------------------------------------------------------------
Expenses:
     Management fee                                                2,257
------------------------------------------------------------------------
     Services to shareholders                                      1,194
------------------------------------------------------------------------
     Custodian fees                                                   21
------------------------------------------------------------------------
     Distribution services fees                                      987
------------------------------------------------------------------------
     Administrative services fees                                    731
------------------------------------------------------------------------
     Auditing                                                         58
------------------------------------------------------------------------
     Legal                                                             8
------------------------------------------------------------------------
     Directors' fees and expenses                                     12
------------------------------------------------------------------------
     Reports to shareholders                                         186
------------------------------------------------------------------------
     Registration fees                                                25
------------------------------------------------------------------------
     Other                                                             9
------------------------------------------------------------------------
          Total expenses, before expense reductions                5,488
------------------------------------------------------------------------
          Expense reductions                                         (15)
------------------------------------------------------------------------
          Total expenses, after expense reductions                 5,473
------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       3,483
------------------------------------------------------------------------

------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------

Net realized gain (loss) from investments                         33,787
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (58,042)
------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (24,255)
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(20,772)
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                 YEAR ENDED NOVEMBER 30,
                                                                --------------------------
                                                                  1999              1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $   3,483         $  2,094
------------------------------------------------------------------------------------------
Net realized gain (loss)                                           33,787           20,814
------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                  (58,042)          14,228
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      (20,772)          37,136
------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A                                                        (2,361)          (1,532)
------------------------------------------------------------------------------------------
    Class B                                                          (610)            (302)
------------------------------------------------------------------------------------------
    Class C                                                           (66)             (17)
------------------------------------------------------------------------------------------
From net realized gains
    Class A                                                       (11,045)          (8,332)
------------------------------------------------------------------------------------------
    Class B                                                        (8,696)          (5,809)
------------------------------------------------------------------------------------------
    Class C                                                        (1,068)            (498)
------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         203,332          111,181
------------------------------------------------------------------------------------------
Reinvestment of distributions                                      22,138           15,706
------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (144,209)         (61,935)
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
  TRANSACTIONS                                                     81,261           64,952
------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  36,643           85,598
------------------------------------------------------------------------------------------
Net assets at beginning of period                                 263,713          178,115
------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income (loss) of $1,104 and $664, respectively)      $ 300,356         $263,713
------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                  ----------------------------------------------------------------------
                                                                                 CLASS A
                                                  ----------------------------------------------------------------------
                                                                    FOR THE                       FOR THE PERIOD FROM
                                                    YEAR ENDED       ELEVEN         YEAR ENDED    SEPTEMBER 11, 1995
                                                   NOVEMBER 30,     MONTHS ENDED   DECEMBER 31,   (COMMENCEMENT OF
                                                  ---------------   NOVEMBER 30,   ------------   OPERATIONS) TO
                                                   1999     1998      1997           1996         DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $22.90    21.13      16.93          16.20             12.18
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         .34(a)    .28       .23            .23               .26
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                          (1.40)    3.48       4.25           2.07              5.05
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (1.06)    3.76       4.48           2.30              5.31
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.31)    (.27)      (.20)          (.22)             (.24)
------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions      (1.78)   (1.72)      (.08)         (1.35)            (1.05)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                (2.09)   (1.99)      (.28)         (1.57)            (1.29)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $19.75    22.90      21.13          16.93             16.20
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                (5.06)   19.51      26.58**        14.42(B)          44.57 (B)**
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               173      152        101             47                19
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)    1.41     1.37       1.35*          1.25              1.66*
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)     1.40     1.37       1.35*          1.23              1.25*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           1.53     1.36       1.47*          1.56              1.85*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           88       64         77*            95                30*
------------------------------------------------------------------------------------------------------------------------

                                                   --------------------------------------------------------------------
                                                                                 CLASS B
                                                   --------------------------------------------------------------------
                                                                   FOR THE                       FOR THE PERIOD FROM
                                                   YEARS ENDED      ELEVEN         YEAR ENDED    SEPTEMBER 11, 1995
                                                   NOVEMBER 30,    MONTHS ENDED   DECEMBER 31,   (COMMENCEMENT OF
                                                  --------------   NOVEMBER 30,   ------------   OPERATIONS) TO
                                                   1999    1998      1997           1996         DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $22.82   21.08      16.92          16.20             15.26
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         .14(a)  .08        .08            .11               .07
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                          (1.38)  3.46        4.22           2.07              1.85
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                   (1.24)  3.54        4.30           2.18              1.92
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                               (.12)  (.08)       (.06)          (.11)             (.07)
-----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions      (1.78)  (1.72)      (.08)         (1.35)             (.91)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                (1.90)  (1.80)      (.14)         (1.46)             (.98)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     19.68   22.82      21.08          16.92             16.20
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                                (5.90)  18.32      25.44**        13.61(B)          12.83 (B)**
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               109    100          71             29                 6
-----------------------------------------------------------------------------------------------------------------------
Ratio to expenses, before expense reductions (%)    2.29   2.31        2.26*          2.34              2.36*
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)     2.29   2.31        2.26*          2.11              2.00*
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            .64    .42         .56*           .68               .88*
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           88     64          77*            95                30*
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                  --------------------------------------------------------------------
                                                                                CLASS C
                                                  --------------------------------------------------------------------
                                                                  FOR THE                       FOR THE PERIOD FROM
                                                   YEAR ENDED      ELEVEN         YEAR ENDED    SEPTEMBER 11, 1995
                                                  NOVEMBER 30,    MONTHS ENDED   DECEMBER 31,   (COMMENCEMENT OF
                                                 --------------   NOVEMBER 30,   ------------   OPERATIONS) TO
                                                  1999    1998      1997           1996         DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $22.82   21.06      16.90          16.20             15.26
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        .12(a)  .05        .06            .11               .08
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investment transactions                         (1.39)  3.47        4.20           2.05              1.85
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                  (1.27)  3.52        4.26           2.16              1.93
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (.09)  (.04)       (.02)          (.11)             (.08)
----------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions     (1.78)  (1.72)      (.08)         (1.35)             (.91)
----------------------------------------------------------------------------------------------------------------------
Total distributions                               (1.87)  (1.76)      (.10)         (1.46)             (.99)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $19.68   22.82      21.06          16.90             16.20
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                               (6.01)  18.25      25.26**        13.51(B)          12.85 (B)**
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               18     12           6              2                .2
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense reductions
(%)                                                2.36   2.40        2.47*          2.80              2.31*
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)    2.35   2.40        2.47*          2.12              1.95*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           .58    .33         .35*           .67               .93*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          88     64          77*            95                30*
----------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

 * Annualized

** Not Annualized

NOTHES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Contrarian Fund (the "Fund") is a
                             diversified series of Kemper Value Series (the
                             "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I (none sold through November 30, 1999) shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities, which are traded on U.S. or foreign stock exchanges, are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bids and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities that are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bids and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or

NOTES TO FINANCIAL STATEMENTS

                             sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the year ended November 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $322,272

                             Proceeds from sales                         247,348

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $2,257,000 for the year ended November 30, 1999, which is equivalent to an annual effective rate of .73% of the Fund's average daily net assets.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 1999 are $71,000.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the

NOTES TO FINANCIAL STATEMENTS

                             agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 1999 are $1,289,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended November 30, 1999 are $731,000 of which $98,000 is unpaid. Additionally, $1,000 was paid by KDI to Affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services of $934,000 for the year ended November 30, 1999 of which $224,000 is unpaid.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no payments to its officers and incurred directors' fees of $12,000 to independent directors.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                               YEAR ENDED NOVEMBER 30,
                                                                        1999                            1998
                                                                ---------------------           ---------------------
                                                                SHARES        AMOUNT            SHARES        AMOUNT
                                       ------------------------------------------------------------------------------
                                       SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                  5,569       $121,635            2,870       $ 60,856
                                       ------------------------------------------------------------------------------
                                        Class B                  2,791         61,362            1,698         36,004
                                       ------------------------------------------------------------------------------
                                        Class C                    651         14,208              435          9,096
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                    630         13,208              475          9,293
                                       ------------------------------------------------------------------------------
                                        Class B                    387          8,073              307          5,943
                                       ------------------------------------------------------------------------------
                                        Class C                     41            857               24            470
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                 (4,321)       (94,440)          (1,776)       (37,255)
                                       ------------------------------------------------------------------------------
                                        Class B                 (1,724)       (36,790)            (737)       (15,339)
                                       ------------------------------------------------------------------------------
                                        Class C                   (322)        (6,852)            (202)        (4,116)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                    277          6,127              247          5,225
                                       ------------------------------------------------------------------------------
                                        Class B                   (278)        (6,127)            (248)        (5,225)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $ 81,261                        $(64,952)
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $15,000 under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER CONTRARIAN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Contrarian Fund as of November 30, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Contrarian Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the fiscal periods since 1995, in conformity with accounting principles generally accepted in the United States.

                                                      ERNST & YOUNG LLP

                                Chicago, Illinois
                                January 18, 2000

TAX INFORMATION

 TAX INFORMATION

The Fund paid a distribution of $.97 per share from net long-term capital gains during the year ended November 30, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $21,500,000 as capital gain dividends for its year ended November 30, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Funds fiscal year ended November 30, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

                                                                           NOTES

NOTES

DIRECTORS&OFFICERS


DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    THOMAS F. SASSI
Director                          President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 WILLIAM F. TRUSCOTT
Director                          Vice President and                Vice President
                                  Secretary                         LINDA J. WONDRACK
ARTHUR R. GOTTSCHALK                                                Vice President
Director                          JAMES M. EYSENBACH
                                  Vice President                    MAUREEN E. KANE
FREDERICK T. KELSEY                                                 Assistant Secretary
Director                          JOHN R. HEBBLE
                                  Treasurer                         CAROLINE PEARSON
THOMAS W. LITTAUER                                                  Assistant Secretary
Director and Vice President       ANN M. MCCREARY
                                  Vice President                    BRENDA LYONS
FRED B. RENWICK                                                     Assistant Treasurer
Director                          KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Director                          LOIS R. ROMAN
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             STATE STREET BANK & TRUST CO.
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

This report is not to be distributed unless preceded or accompanied by a Kemper Equity Funds/Value Style prospectus.
Printed on recycled paper in the U.S.A.
KCF - 2 (1/28/00)  1099520